UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2009

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway, Richardson, Texas		75080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-699-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously described by Furmanite Corporation (the "Company") in its Current Report on Form 8-K filed with the SEC on September 10, 2008, (1) Michael L. Rose, previously President, was appointed as Chief Executive Officer, Chairman of the Board and a director of the Company effective January 1, 2009, and (2) Joseph E. Milliron, previously Executive Vice President and Chief Operating Officer, was appointed as President and Chief Operating Officer of the Company effective January 1, 2009. In connection with these appointments, and effective January 1, 2009, Mr. Rose’s base salary was increased from $300,000 to $400,000 and Mr. Milliron’s base salary was increased from $250,000 to $350,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

January 7, 2009	By:	Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Sr. Vice President, CFO